Exhibit 10.01


                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (the "Agreement") is entered into as of _______ __, 200_, by and among ____________________, a __________ corporation
(the "Company") and the undersigned party (the "Indemnitee").

                                    RECITALS

A. Indemnitee, as an officer and/or director of the Company, performs valuable services in such capacity for the Company.

B. In order to induce the Indemnitee [to continue] to serve as a director and/or an officer of the Company, the Company has determined and agreed to enter into this contract with the Indemnitee.

     NOW, THEREFORE, in consideration of the Indemnitee's continued service as an officer and/or director after the date hereof, the parties hereto agree as follows:

1.        Indemnification.
          ---------------

          a. Indemnification of Expenses. The Company shall indemnify and hold harmless the Indemnitee to the fullest extent permitted by law, if the Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that the Indemnitee believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other by reason of (or arising in part out of) any event or occurrence related to the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any direct or indirect subsidiary of the Company or any direct or indirect parent of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of the Indemnitee while serving in such capacity (hereinafter a "Claim") against any and all losses, judgments, claims, damages, liabilities, amounts paid in settlement (if such settlement is approved in writing in advance by the Company), fines (including excise taxes and penalties assessed with respect to employee benefit plans), penalties (whether civil, criminal or otherwise) and all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing (collectively, hereinafter "Losses") and against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, serving as a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), of such Claim (collectively, hereinafter "Expenses") and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than ten (10) business days after (i) written demand by the Indemnitee therefor is presented to the Company or (ii) such later date as a determination of entitlement to indemnification is made in accordance with the provision of this Agreement.


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          b.   Reviewing Party. Notwithstanding the foregoing, (i) the
               obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in
               Section 10(d) hereof is involved) that the Indemnitee would be permitted to be indemnified under applicable law or that an exception described in Section 8 applies, and (ii) the Indemnitee acknowledges and agrees that the obligation of the Company to make an advance payment of Expenses to the Indemnitee pursuant to
               Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if the Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that the Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). The Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If applicable law requires, any advancement of Expenses will be made only upon delivery to the Company of an undertaking, by or on behalf of Indemnitee, to repay such Expenses if it is ultimately determined, by a final decision by a court or arbitrator, as applicable, from which there is no further right to appeal, that Indemnitee is not entitled to be indemnified for such Expenses under the Company's charter documents, this Agreement, applicable law or otherwise. The Reviewing Party shall be selected by the Board of Directors or similar governing body of the Company. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that the Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, the Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and the Indemnitee.

          c. Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement except for Section 8, to the extent that an Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section 1(a) hereof or in the defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses incurred by the Indemnitee in connection herewith.

2.        Expenses; Indemnification Procedure.
          -----------------------------------

          a. Advancement of Expenses. Subject to Section 1(b), the Company shall advance all Expenses incurred by an Indemnitee. The advances to be made hereunder shall be paid by the Company to the Indemnitee as soon as practicable but in any event no later than ten (10) business days after written demand by the Indemnitee therefor to the Company.


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               Indemnitee is not entitled to be advanced any Expenses in
               connection with any of the matters for which indemnity is excluded pursuant to Section 8.

          b. Notice/Cooperation by the Indemnitee. The Indemnitee shall give the Company notice in writing as soon as practicable of any Claim made against the Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the Company's address (or such other address as the Company shall designate in writing to the Indemnitee). The Indemnitee will cooperate with the person, persons or entity making a determination with respect to the Indemnitee's entitlement to indemnification, including providing to such person, persons or entity, upon reasonable advance request, any documentation or information which is reasonably available to the Indemnitee and reasonably necessary to such determination. Any Expenses incurred by Indemnitee in so cooperating with the person, persons or entity making such determination will be borne by the Company (irrespective of the determination as to the Indemnitee's entitlement to indemnification) and the Company will indemnify the Indemnitee therefor and will hold the Indemnitee harmless therefrom.

          c. No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether the Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by the Indemnitee to secure a judicial determination that the Indemnitee should be indemnified under applicable law, shall be a defense to the Indemnitee's claim or create a presumption that the Indemnitee has not met any particular standard of conduct or did not have any particular belief.

          d. Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect that may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in each of the policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

          e. Selection of Counsel. If the Company shall be obligated hereunder to advance any Expense of any Claim, the Company shall be entitled to assume the defense of such Claim, with counsel approved by the Indemnitee, which approval will not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Claim; provided that, (i) the Indemnitee shall have the right to employ counsel in any such Claim at the Indemnitee's expense and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (B) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against the Indemnitee without the consent of the Indemnitee. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written Consent.

          f. Time for Submission of Request. Indemnitee will be required to submit any request for indemnification pursuant to this Agreement within a reasonable time, not to exceed six months, after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere (or its equivalent) or other full or partial final determination or disposition of the Claim (with the latest date of the occurrence of any such event to be considered the commencement of the two year period).

3.        Additional Indemnification Rights; Nonexclusivity.
          -------------------------------------------------

          a. Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement. In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the right of the Company to indemnify a director, manager, officer, employee, agent or fiduciary, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. Upon any change in any applicable law, statute or rule that narrows the right of the Company to indemnify a director, manager, officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

          b. Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which the Indemnitee may be entitled under the Company's governance documents, any agreement, any vote of the equityholders of the Company or disinterested members of the Company's Board of Directors or similar governing body, applicable law, or otherwise. The indemnification provided under this Agreement shall continue as to the Indemnitee for any action the Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity.

4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against an Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise indemnifiable hereunder.

5. Partial Indemnification. If an Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

6. Mutual Acknowledgement. The Company and the Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, managers, officers, employees, agents or fiduciaries under this Agreement or otherwise. The Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify an Indemnitee.

7. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, managers, officers, employees, agents or fiduciaries, the Indemnitee shall be covered by such policies in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director, or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if the Indemnitee is not an officer or director but is a key employee, agent, or fiduciary.

8. Exceptions. Any other provision herein to the contrary notwith-standing, the Company shall not be obligated pursuant to the terms of this Agreement:

          a. Claims Initiated by an Indemnitee. To indemnify or advance expenses to an Indemnitee with respect to Claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except: (i) with respect to actions or proceedings to establish or enforce a right to indemnify under this Agreement or any other agreement or insurance policy or under the Company's governance documents now or hereafter in effect relating to Claims; (ii) in specific cases if the Board of Directors or similar governing body has approved the initiation or bringing of such Claim; or
               (iii) as otherwise required under applicable law; or

          b. Claims Under Section 16(b). To indemnify an Indemnitee for expenses and the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute; or

          c. Claims Excluded. To indemnify the Indemnitee if: (i) the Indemnitee did not act in good faith and in a manner reasonably believed to be in the best interests of the Company or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe the conduct was unlawful or (iii) the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent the court in which such action was brought shall permit indemnification as provided by applicable law or (iv) the Indemnitee fails to cooperate fully with the Company in an internal or external investigation with respect to the Company.

9.        Construction of Certain Phrases.
          -------------------------------

          a. For purposes of this Agreement, references to the "Company" shall include, Hughes Communications, Inc., and any other constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, managers, officers, employees, agents or fiduciaries, so that if an Indemnitee is or was a director, manager, officer, employee, agent, or fiduciary of such constituent entity, or is or was serving at the request of such constituent entity as a director, manager, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving entity as the Indemnitee would have with respect to such constituent entity if its separate existence had continued.

          b. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; and references to "serving at the request of the Company" shall include any service as a director, manager, officer, employee, agent or fiduciary of the Company that imposes duties on, or involves services by, such director, manager, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if an Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          c. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(e) hereof, who shall not have otherwise performed services for the Company or the Indemnitee within the last three (3) years (other than with respect to matters concerning the right of the Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          d. For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or similar governing party, or any other person or body appointed by such body, who is not a party to the particular Claim for which the Indemnitee is seeking indemnification, or Independent Legal Counsel.

          e. For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

10. Counterparts. This Agreement may be executed in one or more counter-parts, each of which shall constitute an original.

11. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims regardless of whether the Indemnitee continues to serve as a director, officer, employee, agent, or fiduciary of the Company or of any other enterprise, including subsidiaries of the Company, at the Company's request.

12. Attorneys' Fees. In the event that any action is instituted by an Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, the Indemnitee shall be entitled to be paid all Expenses incurred by the Indemnitee with respect to such action, if the Indemnitee is ultimately successful in such action.

13. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given: (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid; (b) upon delivery, if delivered by hand; (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid; or (d) one (1) day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to an Indemnitee, at the Indemnitee's address as set forth beneath the Indemnitee's signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

14. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

15. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

16. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

17. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. Notwithstanding the foregoing, the Company may amend this Agreement without the consent of the Indemnitee solely to add additional Indemnitees hereunder.

18. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

19. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.



                                     COMPANY:

                                     HUGHES COMMUNICATIONS, INC.


                                     By:          _____________________________
                                     Name:        _____________________________
                                     Title:       _____________________________



                                     INDEMNITEE:


                                     __________________________________________
                                     Name: ____________________________________